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                                                                  EXHIBIT 23.1


                         ARTHUR ANDERSEN LLP LETTERHEAD


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statement on Form S-8 File Number 333-23905.


                                             /s/ ARTHUR ANDERSEN LLP
                                             ------------------------------
                                             ARTHUR ANDERSEN LLP


Orange County, California
June 28, 1999